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                         CONSENT OF DYKEMA GOSSETT PLLC


We consent to the filing of our tax opinion as an exhibit to the Registration Statement on Form N-14 of the John Hancock Variable Series Trust I (File No. 333-114139) and to the references made to our firm therein and in any amendments thereto.


                                        /s/ DYKEMA GOSSETT PLLC


Bloomfield Hills, Michigan
May 11, 2004